UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017 (August 7, 2017)

HOLLY ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32225	20-0833098
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement (Frontier Aspen LLC and SLC Pipeline LLC)

On August 7, 2017, (i) HEP Casper SLC LLC, a Delaware limited liability company (“HEP Casper”), a subsidiary of Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into a Membership Interest Purchase Agreement (the “Frontier Purchase Agreement”) with Plains Pipeline, L.P., a Texas limited partnership (“Plains Pipeline”), a subsidiary of Plains All American Pipeline, L.P., a Delaware limited partnership (“Plains”), and (ii) HEP SLC, LLC, a Delaware limited liability company (“HEP SLC”), a subsidiary of the Partnership, entered into a Membership Interest Purchase Agreement (the “SLC Purchase Agreement” and, together with the Frontier Purchase Agreement, the “Purchase Agreements”) with Rocky Mountain Pipeline System LLC, a Texas limited liability company (“Rocky Mountain”), a subsidiary of Plains. Subject to the terms and conditions of the Frontier Purchase Agreement, HEP Casper will purchase the 50% limited liability company interest in Frontier Aspen LLC, a Delaware limited liability company (“Frontier Aspen”), that it does not already own from Plains Pipeline. Subject to the terms and conditions of the SLC Purchase Agreement, HEP SLC will purchase the 75% limited liability company interest in SLC Pipeline LLC, a Delaware limited liability company (“SLC Pipeline”), that it does not already own from Rocky Mountain. Following the consummation of the transactions contemplated by the Purchase Agreements, the Partnership will indirectly own all of the outstanding limited liability company interests in Frontier Aspen and SLC Pipeline. The aggregate purchase price for the foregoing acquisition of Frontier Aspen and SLC Pipeline is $250,000,000 in cash, subject to certain adjustments.

The Purchase Agreements include customary representations and warranties, covenants, and indemnities. The Purchase Agreements are also subject to customary closing conditions. Additionally, each Purchase Agreement is conditioned on the contemporaneous closing of the transaction contemplated by the other Purchase Agreement. The SLC Purchase Agreement is further conditioned on the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Purchase Agreements contain customary termination rights for the parties.

The description of the Frontier Purchase Agreement and the SLC Purchase Agreement herein is qualified by reference to the copy of the Frontier Purchase Agreement and the SLC Purchase Agreement, respectively, filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this report, each of which is incorporated by reference into this report.

Limited Partial Waiver of Incentive Distribution Rights

On August 7, 2017, in connection with the entry by subsidiaries of the Partnership into the Purchase Agreements, the Partnership’s general partner executed a Limited Partial Waiver of Incentive Distribution Rights under the First Amended and Restated Agreement of Limited Partnership, as amended, of Holly Energy Partners, L.P. (the “Waiver”). Pursuant to the Waiver, the Partnership’s general partner agreed to forego its right to incentive distributions from the Partnership that the general partner would otherwise be entitled to receive in respect of Partnership common units, if any, issued by the Partnership in a public offering for cash following the date of the Purchase Agreements, the use of proceeds of which contemplates payment of a portion of the purchase price for the transactions contemplated by the Purchase Agreements (the “Equity Financing”). The Waiver applies for the 12 consecutive quarters following closing of the Equity Financing, commencing with the first quarter during which a distribution is paid on the Partnership common units issued in the Equity Financing, unless earlier automatically terminated in connection with termination of the Purchase Agreements.

The description of the Waiver herein is qualified by reference to the Waiver, filed as Exhibit 3.1 to this report, which is incorporated by reference into this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 regarding the Waiver is incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On August 10, 2017, the Partnership issued a press release announcing it had entered into the Purchase Agreements and the Waiver. A copy of this press release is furnished as Exhibit 99.1 to this report, which is incorporated by reference into this Item 7.01.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act except as shall be expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*†	Membership Interest Purchase Agreement between Plains Pipeline, L.P. and HEP Casper SLC LLC, dated as of August 7, 2017.

2.2*†	Membership Interest Purchase Agreement between Rocky Mountain Pipeline System LLC and HEP SLC, LLC, dated as of August 7, 2017.

3.1*	Limited Partial Waiver of Incentive Distribution Rights under the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated as of August 7, 2017.

99.1**	Press release of Holly Energy Partners, L.P., dated August 10, 2017.

*	Filed herewith.
**	Furnished herewith.
†	Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its General Partner

	By:	Holly Logistic Services, L.L.C., its General Partner

	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer

Date: August 10, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1*†	Membership Interest Purchase Agreement between Plains Pipeline, L.P. and HEP Casper SLC LLC, dated as of August 7, 2017.

2.2*†	Membership Interest Purchase Agreement between Rocky Mountain Pipeline System LLC and HEP SLC, LLC, dated as of August 7, 2017.

3.1*	Limited Partial Waiver of Incentive Distribution Rights under the First Amended and Restated Agreement of Limited Partnership of Holly Energy Partners, L.P., dated as of August 7, 2017.

99.1**	Press release of Holly Energy Partners, L.P., dated August 10, 2017.

*	Filed herewith.
**	Furnished herewith.
†	Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

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